UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2026

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1280 Kemper Meadow Drive
Cincinnati, Ohio 45240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900
Former name or former address

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On July 13, 2026, Hillman Solutions Corp. (the “Company”) issued a press release announcing unaudited preliminary financial results for the thirteen weeks ended June 27, 2026 and a proposed refinancing of the Company’s existing Term Loan B and asset based revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1.

The preliminary financial results presented in the press release are unaudited and preliminary estimates that have been prepared by management in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the thirteen weeks ended June 27, 2026, and actual results are subject to adjustment and may differ from these preliminary estimates, and such differences could be material. Among the factors that could cause or contribute to material differences between the Company’s actual results and expectations indicated by the forward-looking statements are risks and uncertainties that include, but are not limited to: changes to the Company’s financial results for the thirteen weeks ended June 27, 2026 due to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time that the Company’s financial statements for the period are finalized and publicly released and other risks and uncertainties described below and in the Company’s filings with the Securities and Exchange Commission. In addition, Deloitte & Touche LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to these preliminary financial results and does not express an opinion or any other form of assurance with respect to these preliminary financial results or their achievability. The Company undertakes no obligation to update or supplement the information provided above until the Company releases its financial statements for the thirteen weeks ended June 27, 2026.

The information furnished in this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure
The information set forth in Item 2.02 of this report is incorporated herein by reference.

Forward-Looking Statements

All statements made in this report and the press release that are considered to be forward-looking are made in good faith by the Company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Investors should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “target,” “goal,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and statements relating to the proposed refinancing of the Company’s existing Term Loan B and asset based revolving credit facility, which may not be consummated on the terms described, or at all. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect the Company and its customers’, suppliers’ and other business partners’ operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including tariffs, raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that the Company serves; (4) the ability to continue to innovate with new products and services; (5) seasonality; (6) large customer concentration; (7) the ability to recruit and retain qualified employees; (8) the outcome of any legal proceedings that may be instituted against the Company; (9) adverse changes in currency exchange rates; or (10) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed on February 17, 2026. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements.

Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

99.1    Press Release Announcing Refinancing of Existing Debt and Preliminary Q2 2026 Financial Results, dated July 13, 2026.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 13, 2026	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer